UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-50774                 41-2052984
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
     of Incorporation)               Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 15, 2006, IPEX, Inc. (the "Company") entered into a severance agreement with Gerald Beckwith, pursuant to which Mr. Beckwith acknowledged that he resigned effective as of January 18, 2006 as the Company's President and Chief Executive Officer. Mr. Beckwith also resigned as a director of the Company effective February 15, 2006. The severance agreement acknowledges that, pursuant to the Older Workers Benefit Protection Act, Mr. Beckwith has seven days after signing to revoke the agreement. Pursuant to the severance agreement, Mr. Beckwith and the Company agreed to a mutual general release of each other from any and all claims relating to Mr. Beckwith's employment or Board membership except with respect to rights pursuant to the severance agreement. After expiration of the seven-day revocation period provided by the Older Workers Benefit Protection Act the Company will be obligated to: (a) issue Mr. Beckwith 177,608 restricted shares of common stock and options to purchase 291,666 shares of common stock at a strike price of $2.71 per share and an expiration date of February 15, 2016; (b) issue Mr. Beckwith 16,369 restricted shares of common stock and options to purchase 65,493 shares of common stock at a strike price of $2.36 per share with an expiration date of February 15, 2016 as compensation for his membership on the Company's Board of Directors; (c) issue Mr. Beckwith 2,030 restricted shares of common stock as compensation for accrued vacation time; (d) provide Mr. Beckwith six months of health insurance; and (e) reimburse Mr. Beckwith for all outstanding business expenses accrued on behalf of the Company.

      In connection with Mr. Beckwith's resignation, the Company entered into an indemnification agreement with Mr. Beckwith on February 15, 2006. The indemnification agreement requires the Company to indemnify Mr. Beckwith to the extent not covered by the Company's directors' and officers' liability insurance (including by reason that any proceeding involves facts that occurred prior to the policy period which began April 8, 2005) for any expenses, judgment, fines, and/or penalties sustained by reason of the fact that he is or was a director and/or officer of the Company. The indemnification agreement expressly provides that the Company will not indemnify Mr. Beckwith in connection with any proceeding for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law. In addition, the scope of the indemnification agreement is expressly limited to the extent of indemnification permitted by applicable corporate law and the Company's Articles of Incorporation.

Item 1.02 Termination of a Material Definitive Agreement.

      Pursuant to the February 15, 2006 severance agreement described under Item
1.01 above, effective January 18, 2006, Gerald Beckwith resigned as the Company's President and Chief Executive Officer. Mr. Beckwith also resigned as a director of the Company effective February 15, 2006. In connection with Mr. Beckwith's resignation, his employment agreement dated July 13, 2005 terminated. The material terms of Mr. Beckwith's employment agreement are described in a Form 8-K filed by the Company on July 19, 2005. The Company did not incur any material early termination penalties due to Mr. Beckwith's resignation, although the Company did provide Mr. Beckwith the compensation described under Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officders.

      On February 15, 2006, Gerald Beckwith resigned as the Company's President and Chief Executive Officer effective as of January 18, 2006. Mr. Beckwith also resigned as a director of the Company effective February 15, 2006. Mr. Beckwith was Chairman of the Company's Board of Directors at the time he resigned as a director. Mr. Beckwith was not a member of any committee of the Company's Board of Directors at the time he resigned.

      On February 16, 2006, Sothi Thillairajah was appointed Chief Executive Officer and as a director of the Company. Also on February 16, 2006, Paul Rius was appointed as a director of the Company. There was no arrangement or understanding between either of Messrs. Thillairajah or Rius and any other person pursuant to which they were selected as directors. Neither Mr. Thillairajah or Mr. Rius have been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors Mr. Thillairajah or Mr. Rius will be named.


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

      Mr. Thillairajah is presently the Company's Chief Operating Officer and has held such position since July 6, 2005. From January 5, 2005 to July 5, 2005, Mr. Thillairajah was a Director in the derivatives group of Societe Generale, focusing on hedge funds. From April 2002 to November 2004, Mr. Thillairajah was head of linear options sales for Commerz Bank. From June 2001 to April 2002, Mr. Thillairajah studied at the New York Institute of Finance. From December 2000 to June 2001, Mr. Thillairajah was Vice President of international equity sales for BNP Paribas. From July 1997 to March 2000, Mr. Thillairajah was a principal of Bankers Trust in the international equity sales division. Mr. Thillairajah earned an MBA from the University of Chicago and he graduated cum laude with a BA in Economics from the University of Rochester.

      On July 6, 2005, Mr. Thillairajah entered into an employment agreement as the Company's Chief Operating Officer. The material terms of Mr. Thillairajah's employment agreement are described in a Form 8-K filed by the Company on July 8, 2005. Mr. Thillairajah also invested in the Company's private placement financing which closed on March 18, 2005. Except as described above, there has been no transaction during the last two years, or any proposed transaction, to which the Company was or is to be a party, and in which Mr. Thillairajah or Mr. Rius had or is to have a direct or indirect material interest. There are no family relationships between either of Mr. Thillairajah or Mr. Rius and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. The Company does not presently have an employment agreement in effect for the employment of Mr. Thillairajah as Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number            Description
--------------------------------------------------------------------------------

10.1 Severance Agreement and Covenants dated February 15, 2006 between IPEX, Inc. and Gerald Beckwith

10.2 Indemnification Agreement dated February 15, 2006 between IPEX, Inc. and Gerald Beckwith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPEX, Inc.


Dated: February 17, 2006                By:  /s/ S. Thillairajah
                                           -------------------------------------
                                        Name:    Sothi Thillairajah
                                        Title:   Chief Executive Officer




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